*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL – EXECUTION COPY

LICENSE AGREEMENT

BETWEEN

IMMUNE DESIGN CORP.

AND

AVENTIS INC.

DATED AS OF AUGUST 6, 2014

Page

PRELIMINARY STATEMENT			1
1.	DEFINITIONS		2
2.	GRANT OF LICENSES; EXCLUSIVITY		13
	2.1	Licenses to Sanofi	13
	2.2	Sublicensing by Sanofi	13
	2.3	***	14
	2.4	Reservation of Rights; No Implied Rights.	16
	2.5	Exclusivity	16
	2.6	Rights to IMDZ	16
3.	ALLIANCE MANAGERS		18
4.	OWNERSHIP; PATENT PROTECTION		18
	4.1	Ownership of Sanofi Technology	18
	4.2	Patent Filing, Prosecution and Maintenance of Patents	18
5.	IDRI LICENSE AGREEMENT		19
	5.1	Representations and Warranties of IMDZ with respect to the IDRI License Agreement	19
	5.2	IMDZ Covenants with respect to the IDRI License Agreement	19
	5.3	Sanofi Covenants with respect to the IDRI License Agreement	20
6.	REGULATORY APPROVAL AND COMMERCIALIZATION		20
	6.1	Efforts by Sanofi.	20
	6.2	Reporting	21
	6.3	Control and Ownership of Regulatory Filings	21
	6.4	Regulatory Cooperation of IMDZ	22
	6.5	Global Safety Database; SDEA Agreement	22
	6.6	Inspection by Sanofi	23
	6.7	Trademarks	23
	6.8	Safety Data Transfer	23
7.	MONETARY OBLIGATIONS		23
	7.1	License Fee	23
	7.2	Milestone Payments by Sanofi	24
	7.3	Royalties	25
	7.4	Third Party Royalties	26

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8	PAYMENTS		26
	8.1	Mode of Payment; Currency Conversion	26
	8.2	Interest on Late Payment	27
	8.3	Records Retention	27
	8.4	Audit Request	27
	8.5	Taxes	27
9	MANUFACTURING AND SUPPLY		28
	9.1	General	28
	9.2	Research and Pre-Clinical Supply	28
	9.3	***	28
	9.4	***	28
	9.5	***	28
	9.6	Product recall, withdrawal and stock recovery	29
	9.7	***	29
	9.8	Sanofi as ***	29
	9.9	Third Party Suppliers	29
	9.10	Obligation of ***	29
	9.11	Change of Control; ***	29
10	JOINT *** COMMITTEE		30
	10.1	Size and Objectives	30
	10.2	Members	30
	10.3	Responsibilities	30
	10.4	Meetings	31
	10.5	Decisions	31
	10.6	Minutes	31
	10.7	Expenses	31
	10.8	Term	32
	10.9	Sub-Committees	32
11	REPRESENTATIONS AND WARRANTIES		32
	11.1	Representations and Warranties of Both Parties	32
	11.2	Additional Representations and Warranties of IMDZ	33

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Page

12	CONFIDENTIALITY		34
	12.1	Confidentiality; Exceptions	34
	12.2	Exclusions to Confidentiality	34
	12.3	Protection of IMDZ’s Trade Secrets	34
	12.4	Injunctive Relief	35
13	INTELLECTUAL PROPERTY		35
	13.1	Patent Enforcement	35
	13.2	Infringement Actions by Third Parties	36
14	INDEMNIFICATION AND INSURANCE		36
	14.1	Indemnification of IMDZ	36
	14.2	Indemnification of Sanofi	37
	14.3	Notice of Claim	37
	14.4	Control of Defense	37
	14.5	Right to Participate in Defense	37
	14.6	Settlement	38
	14.7	Cooperation	38
	14.8	Expenses	38
	14.9	Insurance	38
15	TERM; TERMINATION		39
	15.1	Term	39
	15.2	Effect of Expiration	39
	15.3	Termination by Either Party	39
	15.4	Termination by Sanofi	40
	15.5	Termination by IMDZ	40
	15.6	Effect of Termination	41
	15.7	***	42
	15.8	Accrued Rights, Surviving Obligations	43
16	FORCE MAJEURE		44
17	MISCELLANEOUS		44
	17.1	Relationship of Parties	44
	17.2	Assignment	44

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17.3	Disclaimer of Warranties	45
17.4	Further Actions	45
17.5	Notice	45
17.6	Use of Name	46
17.7	Public Announcements.	46
17.8	Publications	47
17.9	Waiver	47
17.10	Compliance with Export Laws	47
17.11	Severability	48
17.12	Amendment	48
17.13	Governing Law; Dispute Resolution	48
17.14	No Consequential Damages	49
17.15	Entire Agreement	49
17.16	Parties in Interest	49
17.17	Descriptive Headings	50
17.18	Counterparts	50

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LICENSE AGREEMENT
THIS LICENSE AGREEMENT (this “Agreement”), dated as of August 6, 2014, is between IMMUNE DESIGN CORP., a company duly organized and existing under the laws of the State of Delaware, with a principal place of business at 601 Gateway Blvd, Suite 1020, South San Francisco, California, United States of America, for and on behalf of itself and its Affiliates (“IMDZ”), and Aventis Inc., a corporation organized and existing under the laws of Pennsylvania, having offices at 55 Corporate Drive in Bridgewater, New Jersey 08807, for and on behalf of itself and its Affiliates (“Sanofi”).
PRELIMINARY STATEMENT
A.    Whereas, IMDZ is a biopharmaceutical company focused on identifying and developing product candidates from its two discovery platforms, DCVexTM and GLAASTM, that activate, guide or strengthen patient-specific immune responses to fight cancer, food allergies, and other chronic diseases.
B.    Whereas, Sanofi is a diversified global healthcare company focused on patient needs.
C.    Whereas, as component of its GLAAS platform, IMDZ controls certain patent rights for the use of ***, and Sanofi intends to develop and commercialize a product containing *** for the treatment of Peanut allergies, and possibly other allergies, in connection with certain aspects of such efforts pursuant to the terms and conditions of this Agreement.
D.    Whereas, IMDZ entered into that certain Amended and Restated License Agreement with the Infectious Disease Research Institute (“IDRI”) effective July 10, 2008 (as amended, the “IDRI License Agreement”), pursuant to which IMDZ has been granted an exclusive license, with the right to sublicense, to certain ***, the manufacture, sale and/practice of which are covered by certain patent rights ***.
E.    IMDZ wishes to grant to Sanofi, and Sanofi wishes to take from IMDZ, a license under certain patent rights and know-how owned by IMDZ, upon the terms and conditions set forth in this Agreement.
F.    IMDZ wishes to grant to Sanofi, and Sanofi wishes to take from IMDZ, a sublicense under certain rights granted to IMDZ under such IDRI License Agreement and a license under other relevant patent rights and know-how owned by IMDZ, upon the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the foregoing preliminary statements and the mutual covenants and agreements of the Parties contained in this Agreement, the Parties hereby agree as follows:

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1.	DEFINITIONS
As used in this Agreement, the following terms have the meanings set forth in this Section 1 unless the context dictates otherwise.
1.1“AAA” has the meaning assigned thereto in Section 17.13(c).
1.2    “Affiliate” with respect to a Party, means any Person controlling, controlled by, or under common control with, such Party. For the purpose of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with”, shall refer to (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (b) the beneficial ownership (as such term is defined in the 1934 Act) of at least 50% of the voting securities or other ownership interest of a Person.
1.3    “Agreement” has the meaning assigned thereto in the Preamble.
1.4    “Alliance Manager” has the meaning assigned thereto in Article 3.
1.5    “Annual Net Sales” means for an Indication for any given Calendar Year during the term of this Agreement, the total of all Net Sales of Licensed Products in all countries in the Territory during such Calendar Year.
1.6    “Applicable Law” means individually and collectively, any federal, state, local, national and supra-national laws, treaties, statutes, ordinances, rules and regulations, including any rules, regulations, guidance, guidelines or requirements having the binding effect of law of national securities exchanges, automated quotation systems or securities listing organizations, Regulatory Authorities, courts, tribunals, agencies other than Regulatory Authorities, legislative bodies and commissions that are in effect from time to time during the Term and applicable to a particular activity hereunder.
1.7    “BLA” means a Biologics License Application filed with the FDA or an equivalent application submitted to any other Regulatory Authority within the Territory requesting marketing approval for a new biological product (or a New Drug Application (“NDA”)), or equivalent application submitted to any other Regulatory Authority within the Territory, in the event that the FDA or other Regulatory Authority determines that an NDA or its equivalent, rather than a BLA or its equivalent, is the appropriate mechanism for requesting such approval).
1.8    “***” means ***, that is, ***.
1.9    “Business Day” means a day on which banking institutions in New York, New York, United States *** open for business.
1.10    “Calendar Quarter” means any one of the four three-month time periods in any Calendar Year commencing on January 1, April 1, July 1 and October 1 of such year.

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1.11    “Calendar Year” means a period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31.
1.12    “Change of Control” means with respect to any Party (the “Acquired Entity”) (a) any sale, exchange, transfer, or issuance to or acquisition in one transaction or a series of related transactions by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity, whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, by merger or otherwise, or beneficially or of record, but excluding the issuance of shares in a financing transaction; (b) a merger or consolidation under Applicable Law of the Acquired Entity with a Third Party in which the shareholders of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (c) a sale or other disposition of all or substantially all of the assets of the Acquired Entity to one (1) or more Third Parties in one transaction or a series of related transactions.
1.13    “***” has the meaning assigned thereto in Section 9.3.
1.14    “***” means the chemistry, manufacturing and controls data required by Applicable Law to be included in a BLA or NDA for a Licensed Product.
1.15    “***” has the meaning assigned thereto in Section 9.4.
1.16    “Commercialization,” “Commercialize” or “Commercial” means any and all activities directed toward marketing, promoting, detailing, distributing, importing, having imported, exporting, having exported, selling or offering to sell a product or therapy.
1.17    “Confidential Information” has the meaning assigned thereto in Section 12.1.
1.18    “Development” or “Develop” means all preclinical and clinical drug development activities undertaken to obtain Regulatory Approval of a Licensed Product in accordance with this Agreement after the Effective Date and up until the obtaining of Regulatory Approval of such Licensed Product or the termination of such activity with respect thereto, excluding all Research activities. Develop or Development shall also include any clinical drug development activities required in connection with obtaining Regulatory Approval, such as post-approval studies. These activities will include, among other things, test method development and stability testing, toxicology, formulation, process development, quality assurance/quality control development and performance with respect to clinical materials, statistical analysis and report writing, clinical trials and regulatory affairs, and Regulatory Approvals. When used as a verb, “Develop” means to engage in Development.
1.19    “Disclosing Party” has the meaning assigned thereto in Section 12.1.

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1.20    “Dispute” has the meaning assigned thereto in Section 17.13(b).
1.21    ***
1.22    “Effective Date” means the date first set forth above.
1.23    “EMA” means the European Medicines Agency, or any successor agency thereto.
1.24    “*** Major Markets” has the meaning assigned thereto in Section 6.1.
1.25    “European Commission” means the executive body of the European Union that has legal authority to grant marketing authorization approvals for pharmaceutical products in the European Union following scientific evaluation and recommendation from the EMA or other applicable Regulatory Authorities.
1.26    “European Union” means all countries that are officially recognized as member states of the European Union at any particular time during the Term.
1.27    “Excluded ***” has the meaning assigned thereto in Section 2.6(b).
1.28    “Executive Officers” has the meaning assigned thereto in Section 10.5.
1.29    “Expanded License” has the meaning assigned thereto in Section 2.3.
1.30    “FDA” means the United States Food and Drug Administration, or any successor thereto.
1.31    “Field” means ***.
1.32    “First Commercial Sale” means, with respect to any Licensed Product, the first sale by Sanofi, its Affiliates or Sublicensees for use or consumption by the general public of such Licensed Product in a country in the Territory ***.
1.33    “Force Majeure” has the meaning assigned thereto in Article 16.
1.34    ***
1.35    “GLA” means ***.
1.36    “GLP” means current Good Laboratory Practices as defined in Part 58 of Title 21 of the U.S. Code of Federal Regulations, as may be amended from time to time, or any successor thereto and foreign equivalents thereof.
1.37    “GMP” means current Good Manufacturing Practices as defined in Parts 210 and 211 of Title 21 of the U.S. Code of Federal Regulations, as may be amended from time to time, or any successor thereto and foreign equivalents thereof.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.38    “Governmental Authority” means any government, court, regulatory or administrative agency or commission, or other governmental authority, agency or instrumentality, whether federal, state or local (domestic or foreign), including, without limitation, the U.S. Patent and Trademark Office.
1.39    “IDRI” has the meaning assigned thereto in the Preliminary Statement.
1.40    “***” has the meaning assigned thereto in Section 5.3.
1.41    “***” means that certain ***.
1.42    “IDRI License Agreement” has the meaning assigned thereto in the Preliminary Statement.
1.43    “IDRI Licensed Patents” means any patent rights, to which ***, including but not limited to those Patents listed on Exhibit B to the Supplemental Information Package.
1.44    “IFRS” means the International Financial Reporting System as adopted by the European Union, consistently applied by Sanofi.
1.45    “IMDZ” has the meaning assigned thereto in the Preamble.
1.46    “IMDZ ***” has the meaning assigned thereto in Section 6.4(d).
1.47    “IMDZ Indemnitee” has the meaning assigned thereto in Section 14.1.
1.48    “IMDZ Licensed Technology” means the Materials and all Patents, Know-How and Inventions owned or controlled by, or licensed to, IMDZ, on or after the Effective Date, including the IDRI Licensed Patents, which are related to or useful in the identification, Development, Manufacture, use or sale of Licensed Products *** in the Field. A list of Patents included in the IMDZ Licensed Technology is included in Exhibit B to the Supplemental Information Package.
1.49    “***” has the meaning assigned thereto in Section 12.3.
1.50    “***” means ***.
1.51    “***” means the *** for a Licensed Product.
1.52    “Indemnification Claim Notice” has the meaning assigned thereto in Section 14.3.
1.53    “Indemnified Party” has the meaning assigned thereto in Section 14.3.
1.54    “Indemnifying Party” has the meaning assigned thereto in Section 14.3.
1.55    “Indemnitee” and “Indemnitees” have the meaning assigned thereto in Section 14.3.
1.56    “Indications” means (a) the Initial Indication, and ***.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.57    “Initial Indication” means *** diseases and disorders provoked by any antigens found in Peanuts that ***.
1.58    “Invention” means any method, process, manufacture, compound or composition of matter, whether or not patentable or copyrightable, or any improvement thereof.
1.59    “Joint *** Committee” or “***” has the meaning assigned thereto in Section 10.1.
1.60    “Know-How” means unpatented technical and other information which is not in the public domain including information comprising or relating to discoveries, Inventions, data, designs, formulae, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), processes (including manufacturing processes, specification and techniques), laboratory records, chemical, pharmacological, toxicological, pre-clinical, clinical, analytical and quality control data, trial data, case report forms, data analyses, reports or summaries and information contained in submissions to and information from ethical committees and Governmental Authorities. Know-How includes rights protecting Know-How. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, and/or a development relating to the item, is (and remains) not known to the public.
1.61    “Licensed Product” means any product or formulation containing GLA ***.
1.62    “Licensing Revenue” means the *** consideration (including, but not limited to, ***) received by IMDZ under any sublicense of the Sanofi Technology by IMDZ to a Third Party *** in the following categories:
(a)    bona fide support for future research, development and manufacturing activities corresponding directly to the development of Licensed Products ***;
(b)    proceeds derived from ***;
(c)    consideration received for the purchase of an equity interest in IMDZ ***; and
(d)    ***.
1.63    “Losses” has the meaning assigned thereto in Section 14.1.
1.64    “***” means a ***.
1.65    “Manufacturing” or “Manufacture” means, as applicable, the production, manufacture, processing, filling, packaging, labeling, shipping, and storage of ***, Licensed Products and/or any components thereof, including process and formulation development, process validation, in-process testing, stability testing, release testing, manufacturing scale-up, preclinical, clinical and Commercial manufacture and analytical methods development and validation, quality assurance and quality control development, testing and release.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.66    “Materials” means ***.
1.67    “MHLW” means the Ministry for Health, Labor and Welfare of Japan, or the Pharmaceutical and Medical Devices Agency, or any successor to either of them.
1.68    “***” shall mean ***.
1.69    “*** Patents” mean any Patents that are related to ***.
1.70    “***” has the meaning assigned thereto in Section 2.3(a)(iii).
1.71    “Net Sales” means, with respect to any Licensed Product, the gross amount invoiced to Third Parties by Sanofi, its Affiliates or its Sublicensees, as the case may be, for such Licensed Product, commencing with the First Commercial Sale of a Licensed Product, less deductions for: ***. For clarity, Net Sales shall not include samples, compassionate use and the like.
Notwithstanding the foregoing, in the event a Licensed Product is sold in conjunction with another active component so as to be a combination product (whether packaged together or in the same therapeutic formulation), Net Sales of the Licensed Product shall be calculated by ***.
Sanofi’s or any of its Affiliate’s transfer of Licensed Product to an Affiliate or Sublicensee shall not result in any Net Sales, unless such Licensed Product is consumed by such Affiliate or Sublicensee in the course of its Commercial activities. Further, the disposition of Licensed Product for, or the use of Licensed Product in, pre-clinical or clinical (Phase I – III) trials, other market-focused (Phase IV) trials, or other Regulatory Approvals or free samples shall not result in any Net Sales.
In the event ***, the definition of Net Sales shall ***; provided, that references to IFRS shall be references to United States generally accepted accounting standards, or the accounting standard applicable to IMDZ at the time.
1.72    “1934 Act” means the Securities Exchange Act of 1934, as amended, and all regulations promulgated pursuant thereto from time to time.
1.73    “***” has the meaning assigned thereto in Section 2.3(a)(ii).
1.74    “***” has the meaning assigned thereto in Section 2.3(a)(i).
1.75    “***” means ***.
1.76    “Out-of-Pocket Costs” means, in accordance with IFRS, expenses incurred by a Party and for the avoidance of doubt, not including pre-paid amounts and capital expenditures.
1.77    “Party” means IMDZ or Sanofi and, when used in the plural, means IMDZ and Sanofi.
1.78    “*** Agreement” has the meaning assigned thereto in Section 17.15(b).

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.79    “*** Field” has the meaning assigned thereto in Section 17.15(b).
1.80    “Patents” means all letters patents, patent applications and statutory invention registrations throughout the Territory, as well as any and all substitutions, extensions, renewals, continuations, continuations-in-part, divisions, patents-of-addition and/or reissues thereof.
1.81    “Patent Challenge” means a challenge to the validity, patentability, enforceability and/or non-infringement of any of the Patents within IMDZ Licensed Technology or otherwise opposing any of such Patents, *** including by means of a declaratory judgment.
1.82    “Peanut” means arachis hypogaea.
1.83    “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.
1.84    “Phase I Study Initiation” means the dosing of the first subject in a clinical trial, whether conducted in subjects in the United States or outside the United States, that falls within the definition of a “Phase 1” study in Section 312.21(a) of Title 21 of the U.S. Code of Federal Regulations, as amended from time to time, or the equivalent in any foreign country, and is designed to determine the metabolism and pharmacologic actions of the subject drug in humans, the side effects associated with increasing doses, and, if possible, to gain early evidence on safety and effectiveness, as well as to obtain sufficient information about the drug’s pharmacokinetics and pharmacological effects to permit the design of well-controlled, scientifically valid, Phase II studies.
1.85    ***
1.86    ***
1.87    “***” has the meaning assigned thereto in Section 15.7(a).
1.88    “Receiving Party” has the meaning assigned thereto in Section 12.1.
1.89    “Recovery” has the meaning assigned thereto in Section 13.1(c).
1.90    “Regulatory Approval” means ***.
1.91    “Regulatory Authorities” means the FDA, and any health regulatory authority in any country in the Territory that is a counterpart to the FDA and holds responsibility for granting regulatory marketing approval for a Licensed Product in such country, and any successor(s) thereto, including the European Commission and the MHLW.
1.92    “Regulatory Exclusivity” means, with respect to a Licensed Product, any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to such Licensed Product other than a patent right, that prevents others from *** such Licensed Product, from relying on the approval of such Licensed Product to submit a marketing application, or receiving marketing approval, for any other product, including but not limited to ***. By way of

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

example, in the United States this would include without limitation (a) five-year new chemical entity exclusivity, as provided for by Sections 355(c)(3)(E)(ii) and (j)(5)(F)(ii) of Title 21 of the U.S. Code, as amended from time to time; (b) three-year exclusivity for new clinical trials, as provided for by Sections 355(c)(3)(E)(iii) and (j)(5)(F)(iii) of Title 21 of the U.S. Code, as amended from time to time; (c) pediatric exclusivity, as provided for by Section 355a of Title 21 of the U.S. Code, as amended from time to time; (d) orphan drug exclusivity, as provided for Section 360cc of Title 21 of the U.S. Code, as amended from time to time; and (e) exclusivity for a biological product, as provided for in Section 262(k)(7) of Title 42 of the U.S. Code, as amended from time to time.
1.93    “Regulatory Filings” has the meaning assigned thereto in Section6.3.
1.94    “Research” means the discovery, identification, research, characterization, modification, derivatization, optimization, and pre-clinical testing of Licensed Products in the Field.
1.95    “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period commencing *** and ending upon ***.
1.96    “Sanofi” has the meaning assigned thereto in the Preamble.
1.97    “Sanofi *** Team” includes any Sanofi employee who ***.
1.98    “Sanofi Exclusive License” has the meaning assigned thereto in Section 2.6(a).
1.99    “Sanofi *** Improvements” has the meaning assigned thereto in Section 2.6(a).
1.100    “Sanofi Indemnitee” has the meaning assigned thereto in Section 14.2.
1.101    “Sanofi ***” has the meaning assigned thereto in Section 9.11.
1.102    “Sanofi ***” has the meaning assigned thereto in Section 2.3.
1.103    “Sanofi Technology” means all Inventions and Know-How discovered, conceived, created, reduced to practice or shown to have utility solely by employees of Sanofi, or of any Third Party working on behalf of Sanofi and/or in whose Inventions and Know-How Sanofi otherwise has rights, in connection with Research, Development and Commercialization of Licensed Products, as well as any and all Patents covering same.
1.104    “SDEA” has the meaning assigned thereto in Section 6.5.
1.105    “Service Provider” means any Third Party service providers such as contract research organizations, clinical research organizations, contract manufacturing organizations, consultants, subcontractors or other independent contractors performing on behalf of a Party such Party’s obligations under this Agreement.
1.106    “Sub-Committee” has the meaning assigned thereto in Section 10.9.

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1.107    “Sublicensee” means, as applicable, a Third Party to which Sanofi has granted sublicense rights under the IMDZ Licensed Technology ***, or a Third Party to which IMDZ has granted sublicense rights under the Sanofi Technology.
1.108    “Supplemental Information Package” means the Supplemental Information Package delivered in connection with the execution of this Agreement by the Parties on the Effective Date.
1.109    “Term” has the meaning assigned thereto in Section 15.1(b).
1.110    “Territory” means ***.
1.111    “Third Party” means any Person who or which is neither a Party nor an Affiliate of a Party.
1.112    “Third Party Claim” has the meaning assigned thereto in Section 14.1.
1.113    “***” has the meaning assigned thereto in Section 2.3(b)(i).
1.114    “***” has the meaning assigned thereto in Section 2.3(b)(i).
1.115    “Third Party Royalties” has the meaning assigned thereto in Section 7.4(a).
1.116    “***” means ***.
1.117    “Trademarks” has the meaning assigned thereto in Section 6.7.
1.118    “***” has the meaning assigned thereto in Section 15.7(a).
1.119    “United States” or “U.S.” means the United States of America, including its territories and possessions.
1.120    “Valid Claim” means a ***.

2.	GRANT OF LICENSES; EXCLUSIVITY
2.1    Licenses to Sanofi. IMDZ hereby grants to Sanofi an exclusive (even as to IMDZ), world-wide, royalty-bearing right and license throughout the Territory, with the right to grant sublicenses through multiple tiers, in accordance with Section 2.2, under all of IMDZ’s rights in the IMDZ Licensed Technology to Research, Develop, ***, import, export, market, offer for sale and sell Licensed Products in the Field.
2.2    Sublicensing by Sanofi. Sanofi shall have the right to grant sublicenses, and/or further sublicenses, as the case may be, to any of its Affiliates and/or its Sublicensees of the licenses, sublicenses or rights granted to Sanofi hereunder for purposes of such Affiliates’ or Sublicensees’ performance of Sanofi’s obligations hereunder; provided, that each such Affiliate and/or Sublicensee shall be bound by the terms and conditions of this Agreement and the performance of such obligations

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by an Affiliate and/or Sublicensee shall not relieve Sanofi of its obligations under this Agreement. Sanofi hereby guarantees the performance of any of its Affiliates and its Sublicensees hereunder.
2.3    ***.
(a)    IMDZ ***.

(i)	If at any time, and from time to time, prior to ***, IMDZ ***, then IMDZ shall give written notice to Sanofi ***.

(ii)	Sanofi shall have the right to ***.

(iii)	If Sanofi ***, as may be mutually agreed to.

(iv)	If (1) Sanofi ***; provided, that if IMDZ does not ***, then Sanofi’s rights with respect to such ***.
(b)    ***. In addition to Sanofi’s right to *** in Section 2.3(a):

(i)	If at any time prior to ***.

(ii)	Sanofi shall have the right to ***. If such *** is received by IMDZ after *** and Sanofi *** within such *** period, then Sanofi shall have ***.

(iii)	If (1) Sanofi has ***.

(iv)	If IMDZ does not ***.
(c)    IMDZ shall not grant to any Third Party any rights under the IMDZ Licensed Technology that are inconsistent or could conflict with the rights granted by IMDZ to Sanofi under this Agreement.
(d)    For any *** which Sanofi wishes to ***, Sanofi may ***.
(e)    Notwithstanding anything to the contrary contained herein, ***.
2.4    Reservation of Rights; No Implied Rights. Sanofi shall have no other right to use, or interest in, any other Patents or intellectual property rights controlled by IMDZ within or outside the Field, and IMDZ makes no grant of intellectual property rights by implication. Notwithstanding the grant of the exclusive license under Section 2.1 above, IMDZ shall retain the right to use the IMDZ Licensed Technology outside of the Field. Notwithstanding anything to the contrary under this Agreement, if, but for the terms and conditions of this Agreement, Sanofi would ***.
2.5    Exclusivity. IMDZ shall not, alone or in collaboration with any Third Party, (a) Research, Develop, seek or obtain Regulatory Approvals in ***, (b) commercialize, market or conduct any activities or work directed to identifying, characterizing, developing or

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commercializing any products in the Field, or (c) grant any licenses to any Third Party or permit or suffer any Third Party infringement of any IMDZ Licensed Technology with respect to the Initial Indication.
2.6    Rights to IMDZ.
(a)    To the extent that the Sanofi Technology includes any Valid Claim that (i) is directed to *** or to ***, and (ii) would *** the “Sanofi *** Improvements”), Sanofi hereby grants and agrees to grant to IMDZ *** (the “Sanofi Exclusive License”). With respect to the Sanofi Exclusive License, IMDZ shall ***.
(b)    Notwithstanding Section 2.6(a) but subject to the last sentence of Section 2.6(d), Sanofi and its Affiliates shall *** (the “Excluded ***”), IMDZ shall have the rights set forth in Section 2.6(c).
(c)    With respect to the Excluded ***, Sanofi shall *** to one or more of the Excluded ***, upon written request by IMDZ to Sanofi, and subject to the Parties mutually agreeing on ***. Sanofi and IMDZ shall enter into negotiations for the foregoing license within ***, or such other time period as is mutually agreed by the Parties; and thereafter, the Parties shall negotiate, in good faith, in order to reach a mutually acceptable written agreement for ***. In order for IMDZ to exercise its rights under this Section 2.6(c), Sanofi shall *** under this Section 2.6(c).
(d)    If beginning on the Effective Date and continuing until ***, any Sanofi Technology results from *** of the provisions of Section 2.1, then without limiting any other rights of IMDZ hereunder, such Sanofi Technology *** described in Section 2.6(a). Following ***, IMDZ shall be entitled to *** of the provisions of Section 2.1. The Parties acknowledge that in the course of Researching and Developing Licensed Products in the Field, *** under Section 2.1. Additionally and for the avoidance of doubt, the development of Sanofi Technology, ***.
(e)    Sanofi shall notify IMDZ promptly following the filing of a Patent claiming any Sanofi *** (including Excluded ***).

3.	ALLIANCE MANAGERS
Within thirty (30) days after the Effective Date, each of the Parties will appoint a single individual with the intent that such individual will be able to act as a single point of contact between the Parties to facilitate the effective exchange of information between the Parties and discuss the performance of this Agreement (each, an “Alliance Manager”). Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.

4.	OWNERSHIP; PATENT PROTECTION
4.1    Ownership of Sanofi Technology. The entire right, title and interest in and to all Sanofi Technology shall be owned solely and exclusively by Sanofi.

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4.2    Patent Filing, Prosecution and Maintenance of Patents.
(a)    IMDZ Licensed Technology. Subject to the terms of this Section 4.2, IMDZ will file, prosecute, defend and maintain (including the filing of any extension or supplementary protection certificate) *** any Patents claiming Inventions or Know-How included in the IMDZ Licensed Technology. IMDZ will provide Sanofi with an update of the filing, prosecution and maintenance status for each of the Patents within the IMDZ Licensed Technology to the extent related to the Field on a periodic basis, and will *** the filing, prosecution and maintenance of the IMDZ Licensed Technology to the extent related to the Field, *** the preparation, filing, prosecution, defense and maintenance of such Patents. IMDZ will file and maintain such Patents, *** in the countries specified in Exhibit C to the Supplemental Information Package and ***.
(b)    Sanofi Technology. Sanofi will have the first right, at its sole discretion, to file, prosecute, defend and maintain at its costs any Patents claiming Inventions or Know-How included in the Sanofi Technology.
(c)    Cooperation. Promptly following the end of each Calendar Quarter, each Party will *** such preceding Calendar Quarter. Each Party will cooperate with the other Party to execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all Patents and other filings referred to in this Section 4.2. If either Party does not wish to continue the prosecution of any claim in a Patent licensed to the other Party under this Agreement, then it will inform the other Party thereof in writing with sufficient advance notice to reasonably enable such Party to assume the filing or prosecution of such claim(s), at such Party’s cost and expense. If IMDZ decides to cease prosecution of a claim within a Patent licensed to Sanofi and Sanofi decides to assume the filing or prosecution of such claim(s), IMDZ will ***. In addition, *** pursuant to the terms of this Section 4.2(c).

5.	IDRI LICENSE AGREEMENT
5.1    Representations and Warranties of IMDZ with respect to the IDRI License Agreement. IMDZ represents and warrants to Sanofi that, as of the Effective Date:
(a)    the IDRI License Agreement is in full force and effect and has not been modified or amended;
(b)    neither IMDZ nor, to the knowledge of IMDZ, IDRI is in default with respect to any material obligation under, and ***, the IDRI License Agreement;
(c)    as between IDRI and IMDZ, the rights that IDRI has licensed to IMDZ pursuant to the IDRI License Agreement were not and are not subject to any restrictions or limitations, except as set forth in the copy of the IDRI License Agreement attached as Exhibit D to the Supplemental Information Package;
(d)    IMDZ has not waived or allowed to lapse any of its material rights under the IDRI License Agreement, and no such rights have lapsed or otherwise expired or been terminated;

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(e)    ***; and
(f)    IMDZ has complied with all requirements necessary to grant Sanofi the rights under the IDRI License Agreement granted pursuant to this Agreement.
5.2    IMDZ Covenants with respect to the IDRI License Agreement. IMDZ agrees that it shall *** and that during the Term:
(a)    IMDZ shall *** under the IDRI License Agreement (including, without limitation, the payment of all amounts appropriately due thereunder);
(b)    IMDZ shall not enter into any subsequent agreement with IDRI that ***, and IMDZ shall ***;
(c)    IMDZ shall not terminate, nor take or fail to take any action that could reasonably be expected to terminate, the IDRI License Agreement in whole or in part, directly or indirectly, without ***;
(d)    IMDZ shall *** which could affect the Licensed Products or any components thereof, which *** will be the Confidential Information of IMDZ; and
(e)    IMDZ shall *** and, if IMDZ cannot or chooses not to ***, IMDZ shall, to the extent Sanofi is ***, allow Sanofi, ***.
5.3    Sanofi Covenants with respect to the IDRI License Agreement. Sanofi acknowledges that IDRI ***. Sanofi agrees that, as a sublicensee of IMDZ under the IDRI License Agreement, at any time following approval of a Licensed Product in *** (as such terms are defined in the IDRI License Agreement), *** and if so requested, Sanofi shall reasonably consider this request. Promptly following such a request by IDRI, Sanofi shall use reasonable efforts to have a meeting, or otherwise discuss, with IDRI ***.

6.	REGULATORY APPROVAL AND COMMERCIALIZATION
6.1    Efforts by Sanofi. Subject to this Section 6.1, Sanofi shall *** to obtain Regulatory Approval and Commercialize *** in the Field ***; provided, that if Sanofi, in its sole discretion, elects to *** to obtain Regulatory Approval and Commercialize *** in the Field in *** (the “*** Major Markets”), then Sanofi’s obligation to *** to obtain Regulatory Approval and Commercialize *** in the Field in *** shall be suspended until Sanofi either (a) stops *** to obtain Regulatory Approval in the *** Major Markets, or (b) receives Regulatory Approval for any Licensed Product in any of the *** Major Markets. For the purposes of this Agreement, “***” with regards to Sanofi means that Sanofi shall ***. Except as otherwise provided in this Agreement, Sanofi shall be solely responsible for (i) all Development and Commercialization activities related to Licensed Products (excluding ***), including without limitation all pre-marketing activities and all post-approval clinical studies, and (ii) booking all sales of Licensed Products in the Territory.
6.1    Reporting.

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(a)    Within thirty (30) days after the end of each Calendar Quarter ending on June 30 and December 31, and subject to Section 6.2(b), with respect to each Licensed Product under Research and Development under this Agreement and until such Licensed Product receives Regulatory Approval, Sanofi shall furnish to IMDZ a written report generally describing Sanofi’s material Research and Development activities for such Licensed Products. Such written report shall include information on progress made during the last six (6) month period, against the planned activities. Upon the reasonable request of either IMDZ or Sanofi, once each Calendar Year during the Term, Sanofi’s Alliance Manager and senior representatives of Sanofi’s Product development team shall meet, in person, with senior members of IMDZ, with meetings *** (or, if agreed to by the two Parties, by video-conference or teleconference), for Sanofi to provide IMDZ an update on the status of the Development and Commercialization of the IMDZ Licensed Technology and the Licensed Products, and for IMDZ, subject to its confidentiality obligations to Third Parties, to provide an update on *** and observations both inside and outside of the Field.
(b)    Competitively Sensitive Information. Sanofi shall not be required to include in any report furnished by Sanofi pursuant to this Agreement, or provide to any representative of IMDZ (or any successor thereto), any such information that Sanofi, acting in good faith, determines to be competitively sensitive or enabling information. Notwithstanding the preceding sentence, Sanofi shall provide IMDZ with information under Section 6.2(a) that provides IMDZ with a general description of material Research and Development activities directed toward the events that would result in a milestone payment described in Section 7.2(a) and information necessary for IMDZ to enforce its rights under this Agreement.
6.2    Control and Ownership of Regulatory Filings. Subject to Section 6.4, Sanofi shall have sole discretion, control and responsibility to *** (collectively, “Regulatory Filings”) in the Territory with respect to any Licensed Products in the Field; provided, that IMDZ shall be the lead party for *** as set forth in Section 6.4(d); provided, further, that Sanofi shall regularly consult with and reasonably consider comments provided by IMDZ with respect to such Regulatory Filings and, with respect to any Regulatory Filings that are reasonably likely to adversely affect an IMDZ product, shall consider IMDZ’s comments with respect thereto in good faith. All such Regulatory Filings other than *** shall be in the name of, and be owned solely by, Sanofi. In addition, Sanofi shall have sole control and responsibility in the conduct of all pricing and reimbursement approval proceedings related to the Licensed Products.
6.3    Regulatory Cooperation of IMDZ. IMDZ shall cooperate, provided that Sanofi shall reimburse IMDZ for *** incurred by IMDZ in connection with such cooperation, with all reasonable requests for assistance from Sanofi with respect to obtaining and maintaining any and all Regulatory Approvals required in connection with the Development and Commercialization of Licensed Products in the Territory, including by:
(a)    making its employees, consultants and other staff available upon reasonable notice during normal business hours to attend meetings with Regulatory Authorities related to obtaining Regulatory Approval of Licensed Product in the Territory, including any supplements and amendments thereto;

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(b)    making its employees, consultants and other staff available upon reasonable notice during normal business hours to attend meetings with Regulatory Authorities concerning any Licensed Product or any component or intermediate thereof;
(c)    disclosing and making available to Sanofi, in whatever form Sanofi may reasonably request, all *** related to Licensed Products or *** as is reasonably necessary or desirable to prepare, file, obtain and maintain any Regulatory Approval required in connection with the sourcing of Licensed Product by Sanofi hereunder and the sale of Licensed Product in the Territory; and
(d)    (i) preparing***, in accordance with Applicable Law, one or more *** relating to the *** and filing and maintaining each such *** with the FDA and those Regulatory Authorities (other than the FDA) designated by Sanofi, as applicable (collectively “IMDZ ***”), and (ii) providing to Sanofi ***.
6.4    Global Safety Database; SDEA Agreement. Sanofi shall establish, hold and maintain (at Sanofi’s cost and expense) the global safety database for Licensed Products. IMDZ shall provide Sanofi with all information necessary or desirable for Sanofi to comply with its pharmacovigilance responsibilities in the Territory, including, as applicable, any adverse drug experiences (including those events or experiences that are required to be reported to the FDA under 21 C.F.R. sections 312.32 or 314.80 or to foreign Regulatory Authorities under corresponding Applicable Law outside the United States), from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, clinical studies and commercial experiences with a Licensed Product, in each case in the form reasonably requested by Sanofi. Subject to the terms of this Agreement, as soon as practicable following the request of Sanofi, but in any event within *** after such request, Sanofi and IMDZ (under the guidance of their respective pharmacovigilance departments, or equivalents thereof) shall negotiate and enter into a reasonable and customary safety data exchange agreement (the “SDEA”). Among other things, the SDEA will provide the right for each Party to cross-reference all relevant safety data of the other Party, including but not limited to the types of safety data listed on Exhibit E to the Supplemental Information Package.
6.5    Inspection by Sanofi. IMDZ agrees that Sanofi and its agents (so long as such agents have entered into binding confidentiality agreements with Sanofi for the benefit of IMDZ providing for obligations ***) shall have the right, as required by Applicable Law or otherwise, upon reasonable prior notice to IMDZ and during normal business hours, to inspect *** (provided that Sanofi shall not be able to exercise such inspection right more than *** in any *** period at the same facility unless a material *** issue related to such facility has been identified and remains unresolved) including inspection of (a) input materials, (b) ***, (c) ***, and (d) *** and the facility (to the extent they relate to the Licensed Product or any component or intermediate thereof). Following such audit, Sanofi shall discuss its observations and conclusions with IMDZ and IMDZ shall use commercially reasonable efforts to *** after notification thereof by Sanofi or such longer period as may be agreed by the Parties.
6.6    Trademarks. Sanofi shall market the Licensed Products throughout the Territory under trademarks (collectively, the “Trademarks”) selected by Sanofi. Sanofi shall own all right,

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title and interest in and to such Trademarks and shall bear all costs and expenses of registering, and maintaining the registration of, such Trademarks.
6.7    Safety Data Transfer. Subject to the terms of the SDEA, if any, entered into by the Parties in accordance with Section 6.5, which shall supersede this Section 6.8, IMDZ will make available to Sanofi within forty-five (45) days of the Effective Date (provided, however, that if such data does not exist as of the Effective Date, IMDZ shall provide such data to Sanofi within forty-five (45) days after it is available to IMDZ) all data listed in Exhibit E to the Supplemental Information Package as well as any other safety data within the IMDZ Licensed Technology reasonably requested by Sanofi for the purposes of complying with any safety data reporting requirements under Applicable Law or Sanofi’s standard operating procedures related to drug safety or monitoring.

7.	MONETARY OBLIGATIONS
7.1    License Fee. In consideration of the rights and licenses granted to Sanofi under this Agreement, Sanofi shall pay to IMDZ a one-time, non-refundable, non-creditable license fee in the amount of US$3,500,000 within *** of the Effective Date.
7.2    Milestone Payments by Sanofi.
(a)    Development Milestones. Sanofi shall pay IMDZ the following one-time, non-refundable, non-creditable milestone payments upon the first occurrence of each event set forth below with respect to a Licensed Product in the Field, in each case whether such occurrence is achieved by Sanofi or its Affiliates or its Sublicensees:

(i)	US$1,000,000 upon ***;

(ii)	US$7,000,000 upon the Phase I Study Initiation;

(iii)	US$*** upon ***;

(iv)	US$*** upon ***;

(v)	US$*** upon ***;

(vi)	US$*** upon ***; and

(vii)	US$*** upon ***.
Sanofi shall provide IMDZ with *** written notice upon the achievement of any of the foregoing milestones and each of the foregoing payments shall be made within *** after achievement of such milestone. ***. For the avoidance of doubt, after Sanofi has made any of the foregoing payments with respect to any Licensed Product, Sanofi shall have no further obligation to make such payment again for such Licensed Product or for any other Licensed Product.

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(b)    Sales Milestones. In partial consideration of the rights and licenses granted to Sanofi by IMDZ under this Agreement, Sanofi shall pay to IMDZ the following Net Sales milestone payments, on an *** basis, upon the first occurrence of each event set forth below, whether such occurrence is achieved by Sanofi or its Affiliates or its or their Sublicensees:

(i)	US$*** in the event that ***;

(ii)	US$*** in the event that ***; and

(iii)	US$*** in the event that ***.
Sanofi shall provide IMDZ with prompt written notice upon the achievement of any of the foregoing milestones and each of the foregoing payments shall be made within ***. For the avoidance of doubt, after Sanofi has made any of the foregoing sales milestone payments once, Sanofi shall have no further obligation to make such sales milestone payment again. Furthermore, ***. For purposes of example, ***. For the avoidance of doubt, the Initial Indication is a single Indication.
7.3    Royalties.
(a)    Subject to Sections 7.3(b) and 7.4(b), in partial consideration of the rights and licenses granted to Sanofi under this Agreement, Sanofi shall pay to IMDZ, during the Royalty Term, a royalty on Net Sales of all Licensed Products on *** basis in an amount equal to the applicable percentages set forth below of the Net Sales of Licensed Products by Sanofi, its Affiliates and its Sublicensees throughout the Territory during ***:

Net Sales of Licensed Products Achieved *** for ***	Royalty Payable Thereon
***	***%
***	***%
***	***%

For example, ***.
(b)    Notwithstanding anything to the contrary, if ***, then Sanofi’s obligation to pay royalties with respect to each Licensed Product ***; provided, that if ***. The obligation to pay royalties to IMDZ under this Section 7.3 is imposed only once with respect to the same unit of Licensed Product, regardless of the number of Patents pertaining thereto.
(c)    During the period during which royalties are payable by Sanofi under this Section 7.3, Sanofi shall make written reports and Calendar Quarter payments to IMDZ within *** after the end of each Calendar Quarter covering all sales of Licensed Products in the Territory by Sanofi, its Affiliates and Sublicensees, each such written report in reasonable detail as available stating: (i) the total gross sales for each Licensed Product on a country-by-country basis; (ii) all reductions from such gross sales used to arrive at the determination of Net Sales; (iii) the total Net

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Sales for each Licensed Product on a country-by-country basis; and (iv) a calculation of the amount of royalty payment due on Net Sales pursuant to this Section 7.3 on a country‑by‑country basis.
7.4    Third Party Royalties.
(a)    Sanofi, at its sole expense, shall pay all acquisition costs (including without limitation up-front payments, milestone payments and royalties) owing to any Third Party that Sanofi determines, in its reasonable business judgment, are necessary in order to exercise Sanofi’s rights hereunder to make, have made, import, export, use, have used, market, offer for sale and sell any Licensed Product (collectively, “Third Party Royalties”); provided, however, that Sanofi shall not be responsible for any such costs associated with any Patents, Know-How or Inventions included in the IMDZ Licensed Technology ***.
(b)    ***.

8.	PAYMENTS
8.1    Mode of Payment; Currency Conversion. Sanofi shall make all payments required under this Agreement through an Affiliate based in the United States by wire transfer in immediately available funds to an account designated by IMDZ, in United States dollars. All calculations of Net Sales and Annual Net Sales to determine the payment of sales milestones and royalties due hereunder shall first be determined in the currency of the country in which the Licensed Products in question were sold and then converted into equivalent Euro funds. For any currency conversion required in determining the sales milestones or amount of royalties due, the amount of Net Sales or Annual Net Sales in any foreign currency will be computed by converting such amount into Euros. Such conversion will be made in a manner consistent with Sanofi’s normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted source of published exchange rates.
8.2    Interest on Late Payment. Any undisputed amount owed by one Party to the other Party under this Agreement that is not paid within the applicable time period set forth herein shall accrue interest at the annual rate of *** or, if lower, the highest rate permitted under Applicable Law, and such interest shall be calculated on the number of days such payment is delinquent, compounded annually and computed on the basis of a three hundred sixty five (365) day year. Where the late payment is caused by the Party that is owed the payment, including for reasons such as failure to communicate in a timely manner changes to bank details, or failure to respond to communications from the Party owing the payment regarding the interpretation or dispute of the terms of such payment, then no interest will be payable by the Party owing the payment.
8.3    Records Retention. Sanofi and its Affiliates and Sublicensees shall keep complete and accurate records pertaining to the Net Sales and Annual Net Sales of Licensed Products in the Territory, and records pertaining to reductions on royalties due to Third Party Royalties, for a period of three (3) Calendar Years after the year in which such sales occurred, and in sufficient detail to permit IMDZ to confirm the accuracy of sales milestone and royalty payments due hereunder.

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8.4    Audit Request. At the request and expense (except as provided below) of IMDZ, Sanofi and its Affiliates and Sublicensees shall permit an independent, certified public accountant appointed by IMDZ and reasonably acceptable to Sanofi, during normal business hours, no more than *** to examine those records and all other material documents relating to or relevant to Net Sales in the possession or control of Sanofi, its Affiliates and Sublicensees, for a period of three (3) years after such royalties have accrued. Only the summarized, conclusory results of any such examination shall be made available to both Parties. If, as a result of any inspection of the books and records of Sanofi or its Affiliates or Sublicensees, it is shown that Sanofi’s royalty payments under this Agreement were less than the amount which should have been paid, or that a sales milestone payment should have been paid or should have been paid earlier, then Sanofi shall make all payments required to eliminate any discrepancy revealed by said inspection within thirty (30) Business Days of the conclusion of such inspection. In addition, if such underpaid amount is in excess of *** of the amount that actually should have been paid by Sanofi, then Sanofi shall reimburse IMDZ for the reasonable cost of such audit.  In the event of an overpayment, such amounts shall be deducted from IMDZ’s royalties until fully credited.
8.5    Taxes. IMDZ shall bear any and all taxes levied on account of any payment received under this Agreement. In the event that Sanofi is required, under Applicable Laws, to withhold any deduction or tax from any payment due to IMDZ under this Agreement, such amount shall be deducted from the payment to be made by Sanofi, paid to the proper taxing authority, provided that Sanofi shall take reasonable and lawful actions to avoid and minimize such withholding and promptly notify IMDZ so that IMDZ may take lawful actions to avoid and minimize such withholding. Sanofi shall promptly furnish IMDZ with copies of any tax certificate or other documentation evidencing such withholding as necessary to satisfy the requirements of the relevant Governmental Authority related to any application by IMDZ for foreign tax credit for such payment. Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

9.	MANUFACTURING AND SUPPLY
9.1    General.
(a)    Other than the Manufacture and supply of ***, Sanofi shall be responsible for the *** of Licensed Products.
(b)    IMDZ shall be responsible for *** in accordance with the parameters set forth herein.
(c)    IMDZ (by itself or through its Affiliates or designated Third Party manufacturers) shall *** (unless not required by Sanofi), Sanofi’s reasonable specifications, and other Regulatory Authority requirements; provided, that Sanofi informs IMDZ in advance in writing of ***.
9.2    Research and Pre-Clinical Supply. Subject to oversight by ***, IMDZ shall be responsible for *** in conducting the Research activities in accordance with *** attached as Exhibit F to the Supplemental ***. ***.

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9.3    ***. The Parties shall enter into a *** no later than *** pursuant to which IMDZ shall *** for Sanofi (or its applicable Affiliate) for use in the *** of Licensed Products in the Territory (the “***”). *** shall include but not be limited to the terms set forth *** to the Supplemental Information Package.
9.4    ***. Promptly following the Effective Date, both Parties agree to identify *** persons and organize a meeting to initiate the *** and agree on associated *** related responsibilities. The Parties shall enter into a *** containing the terms and conditions for the quality responsibilities associated with *** to Sanofi and any of its Affiliates aligned with responsibilities demanded of Sanofi ***.
9.5    Product recall, withdrawal and stock recovery. Sanofi shall decide whether to recall or withdraw such Licensed Product in the Territory and shall undertake any such recall or withdrawal at its own cost and expense. IMDZ shall reasonably cooperate with Sanofi in efforts to provide information involving the recall of the material provided by IMDZ.
9.6    ***. Unless otherwise mutually agreed by the Parties, the ***, and *** (provided that *** as of the Effective Date, from the then current ***). Any *** resulting from this Section 9.7 shall be implemented in accordance with ***.
9.7    Sanofi as ***. Prior to entering into a new agreement with *** to fulfill any of its *** set forth in Sections 9.2, 9.3 or 9.4, IMDZ shall ***. If Sanofi and IMDZ are unable to reach agreement on the terms for such *** within *** of IMDZ’s initial offer to Sanofi, then IMDZ shall be entitled to ***.
9.8    Third Party Suppliers. Any new Third Party selected by IMDZ to fulfill any of IMDZ’s *** under this Agreement must be ***; provided, however, that Sanofi ***.
9.9    Obligation of ***. IMDZ will arrange for ***, and ensure that IMDZ or *** will have ***. IMDZ shall have such *** in a time frame ***.
9.10    Change of Control; ***. Upon (i) a Change of Control of IMDZ to a Third Party that either is ***, (ii) ***, (iii) ***, or (iv) ***, Sanofi shall have *** (the “Sanofi ***”); provided, that ***, then IMDZ will *** to Sanofi such that Sanofi will be able to ***.

10.	JOINT *** COMMITTEE
10.1    Size and Objectives. The Parties shall establish a joint *** committee within thirty (30) days after the Effective Date (the “Joint *** Committee” or the “***”). The Joint *** Committee shall be comprised of three representatives designated by each Party (or such other number as the Parties may agree). The Joint *** Committee shall be responsible for establishing and overseeing the *** activities for the ***; provided, that the Joint *** Committee may not change any of the rights or obligations of the Parties set forth in Article 9.
10.2    Members. Members of the Joint *** Committee may be represented at any meeting by a designee who is appointed by such member for such meeting and who has authority to act on

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behalf of such member. The chairperson of the Joint *** Committee shall be designated by Sanofi from one of its representative members, subject to the written approval of IMDZ, not to be unreasonably withheld, conditioned or delayed. IMDZ shall designate one of its representative members as secretary to the Joint *** Committee, subject to the written approval of Sanofi, not to be unreasonably withheld, conditioned or delayed. Each Party shall be free to replace its representative members with new appointees, subject to written notice to the other Party.
10.3    Responsibilities. The duties of the Joint *** Committee include:
(a)    coordinate *** and other *** logistics;
(b)    discuss ***-related issues, including ***, and *** issues;
(c)    discuss and coordinate ***-related *** and any other ***-related issues;
(d)    review and discuss proposals to engage, *** and maintain ***, including Third Party ***, taking into account where they are located;
(e)    discuss the content and scope of any *** undertaken, or to be undertaken, relating to *** Third Party ***;
(f)    discuss requirements for ***;
(g)    discuss *** issues related to *** activities, including changes in ***; and
(h)    perform such other functions as may be appropriate with respect to the ***.
10.4    Meetings. The Joint *** Committee shall meet either in person or by audio or video teleconference at least *** every Calendar Year, and more frequently as the Parties mutually deem appropriate, on such dates and at such times as the Parties shall agree, on ten (10) days’ written notice to each Party unless such notice is waived by the Parties. The Joint *** Committee may convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate by the Parties. To the extent that meetings are held in person, they shall alternate between the offices of the Parties unless the Parties otherwise agree. The chairperson shall be responsible for sending notices of meetings to all members. The Parties shall endeavor to hold the first meeting of the *** within thirty (30) days after the establishment of the ***.
10.5    Decisions. A quorum for a meeting of the Joint *** Committee shall require the presence of at least one IMDZ member (or designee) and at least one Sanofi member (or designee) in person or by telephone. All decisions made or actions taken by the Joint *** Committee shall be made by consensus. If the *** is unable to reach a consensus decision within *** after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the Chief Executive Officer of IMDZ, or such other person as he or she designates from time to time, and the most senior executive officer responsible for *** at the ultimate parent entity of Sanofi, or such other person as he or she designates from time to time (collectively, the “Executive Officers”), for resolution. The Executive Officers shall meet promptly to discuss the

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matter submitted and to determine a resolution. If the Executive Officers are unable to determine a resolution in a timely manner, which shall in no case be more than thirty (30) days after the matter was referred to them, then the matter shall be decided by ***; provided, however, that (a) *** shall not have the final decision-making authority regarding ***, and (b) *** shall not use its final decision-making authority to impose additional obligations *** other than the obligations included in this Agreement, the *** or the *** without *** prior written consent, which consent may be withheld in *** sole discretion. The *** shall not have any power to otherwise amend, modify or waive compliance with this Agreement, the *** or the ***.
10.6    Minutes. Within fifteen (15) days after each Joint *** Committee meeting, the secretary of the Joint *** Committee shall prepare and distribute minutes of the meeting, which shall provide a description in reasonable detail of the discussions had at the meeting and a list of any actions, decisions or determinations approved by the Joint *** Committee. The secretary shall be responsible for circulation of all draft and final minutes. Draft minutes shall be first circulated to the chairperson, edited by the chairperson and then circulated in final draft form to all members of the Joint *** Committee sufficiently in advance of the next meeting to allow adequate review and comment prior to the meeting. Minutes shall be approved or disapproved, and revised as necessary, at the next meeting. Final minutes shall be distributed to the members of the Joint *** Committee.
10.7    Expenses. Each Party shall be responsible for all travel and related costs for its representatives to attend meetings of, and otherwise participate on, the Joint *** Committee.
10.8    Term. Unless otherwise agreed to by the Parties, the Joint *** Committee shall exist as long as *** under this Agreement. If any decision making authority assigned to the Joint *** Committee under this Agreement necessarily extends beyond the term of the Joint *** Committee as defined in the previous sentence, then such decision making authority shall be automatically transferred to the Alliance Managers. If the Alliance Managers (or their designees) cannot reach agreement with respect to a matter that is a subject of their decision-making authority, then the matter shall be referred for further review and resolution to the Executive Officers. The designated Executive Officers of each Party shall use reasonable efforts to resolve the matter within *** after the matter is referred to them. If the designated Executive Officers cannot resolve any such matter within such ***, the matter shall be decided by ***, subject to the proviso in Section 10.5. Upon any termination of the Joint *** Committee, the Alliance Managers will remain the contact persons for the exchange of information between the Parties.
10.9    Sub-Committees. The *** may establish such other committees (each, a “Sub-Committee”) as it deems appropriate. Each Sub-Committee shall contain at least one IMDZ representative, and one Sanofi representative, and the chairperson of each such Sub-Committee shall be designated by *** (subject to the approval of ***, not to be unreasonably withheld).

11.	REPRESENTATIONS AND WARRANTIES
11.1    Representations and Warranties of Both Parties. Each Party represents and warrants to the other Party that, as of the Effective Date:

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(a)    such Party is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;
(b)    such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;
(c)    this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement except as such enforceability may be affected by laws affecting creditors’ rights generally and general equitable principles; the execution, delivery and performance of this Agreement by such Party do not and shall not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a party or by which such Party may be bound, or violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party; and all consents, approvals and authorizations from all Governmental Authorities or other Third Parties required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained;
(d)    such Party has sufficient facilities, experienced personnel and other capabilities to enable it to perform its obligations under this Agreement; and
(e)    no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such Party for any commission, fee or other compensation as a finder or broker because of any act by such Party or of any agent of such Party.
11.2    Additional Representations and Warranties of IMDZ. IMDZ represents and warrants to Sanofi that, as of the Effective Date:
(a)    IMDZ is the owner of, or has exclusive rights to, all of the Patents included in the IMDZ Licensed Technology, and, in each case, has the exclusive right to grant the licenses or sublicenses, as the case may be, granted to Sanofi under this Agreement;
(b)    all Patents included in the IMDZ Licensed Technology consist of either patent applications that have been filed and are pending as of the Effective Date, or issued letters patent that are in full force and effect and have been maintained through the Effective Date;
(c)    IMDZ is not aware of any ***;
(d)    IMDZ is not aware of any ***;
(e)    IMDZ has the right to grant the licenses or sublicenses, as the case may be, granted under this Agreement for all of the Know-How and Inventions included in IMDZ Licensed Technology in existence on the Effective Date;
(f)    ***;

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(g)    IMDZ has not entered into any agreement with any Third Party which is in conflict with the rights granted to Sanofi under this Agreement, and the execution and performance of this Agreement by IMDZ does not and shall not violate any agreement or undertaking to which IMDZ is a party; and
(h)    *** all of the data and information that IMDZ has provided to Sanofi prior to the Effective Date relating to the IMDZ Licensed Technology ***, and to the Field in general, are materially accurate, and IMDZ has not omitted therefrom any material data or information in IMDZ’s possession or control.

12.	CONFIDENTIALITY
12.1    Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the term of this Agreement and for ***, each Party, its Affiliates, Sublicensees and Service Providers, if any (collectively, a “Receiving Party”), shall keep completely confidential, shall not publish or otherwise disclose and shall not use for any purpose other than the performance of this Agreement both the terms of this Agreement as well as any other information (including, but not limited to, any information in reports, scientific and manufacturing information and plans, marketing and business plans and financial and personnel matters relating to a Party of its present or future products, sales, suppliers, customers, employees, investors or business) furnished to it by the other Party, its Affiliates or its Sublicensees or Service Providers, (collectively, a “Disclosing Party”), (and shall ensure that its and its Affiliates’ and its Sublicensees’ and Service Providers’ respective directors, officers, employees or agents do likewise), except to the extent that it can be established by the Receiving Party by competent proof that such information: (a) is, or hereafter becomes, generally available to the public other than by reason of any default by the Receiving Party with respect to its confidentiality obligations hereunder; (b) was already known to the Receiving Party at the time of disclosure by the Disclosing Party; (c) was lawfully disclosed to the Receiving Party by a Third Party who was not in default of any confidentiality obligation to the Disclosing Party; or (d) is independently developed by or for the Receiving Party without reference to or reliance upon the information furnished by the Disclosing Party (all such information to which none of the foregoing exceptions apply, “Confidential Information”).
12.2    Exclusions to Confidentiality. The restrictions contained in Section 12.1 shall not apply to any Confidential Information in the hands of a Receiving Party that (a) is submitted by the Receiving Party to Regulatory Authorities to facilitate the issuance of Regulatory Approvals for any Licensed Product, provided that reasonable measures shall be taken to assure confidential treatment of such information; (b) is provided by Sanofi to any Third Party under appropriate terms and conditions, including confidentiality provisions equivalent to those in this Agreement, for Research, Development, Commercialization or Manufacturing purposes, and sublicensing or potential sublicensing; or (c) is otherwise required to be disclosed in compliance with Applicable Law (including, without limitation, to comply with any governmental or stock exchange disclosure requirements) or an order by a court or other Governmental Authority having competent jurisdiction; provided, however, that if a Receiving Party is required to make any such disclosure of the Disclosing Party’s Confidential Information, such Receiving Party shall, except where impracticable for

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necessary disclosures (for example to physicians conducting studies or to health authorities), give reasonable advance notice to the Disclosing Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications or otherwise, will use its best efforts to secure confidential treatment of such Confidential Information required to be disclosed.
12.3    Protection of IMDZ’s Trade Secrets. Sanofi expressly acknowledges that certain of IMDZ’s *** are trade secrets. In addition to Sanofi’s obligation to maintain the confidentiality of the *** as Confidential Information under Section 12.1, Sanofi agrees to use reasonably prudent and commercially accepted practices designed to maintain and ensure the security and protection of trade secrets and highly confidential information and restrict the use and disclosure of the *** to prevent them from falling into the public domain or the possession of unauthorized Persons. This Section 12.3 shall survive the expiration or termination of this Agreement for so long as the *** remain protected as trade secrets under Applicable Law.
12.4    Injunctive Relief. The Parties acknowledge that monetary damages alone may not adequately compensate the Disclosing Party in the event of a breach by the Receiving Party of this Article 12, and that, in addition to all other remedies available to the Disclosing Party under this Agreement, at law or in equity, it may be entitled to injunctive relief for the enforcement of its rights under this Article 12, without the posting of a bond or other security, and to an accounting of profits made during the period of any breach of the Receiving Party’s obligations under this Article 1211.2(h).

13.	INTELLECTUAL PROPERTY
13.1    Patent Enforcement.
(a)    Each Party shall notify the other Party promptly after such Party becomes aware of any alleged infringement within the Field of any Patent licensed under this Agreement in any country in the Territory. Except as provided in Section 13.1(b), IMDZ shall have the first right, but not the duty, to institute patent infringement actions against Third Parties with respect to any such alleged infringement of any Patent licensed to Sanofi under this Agreement. Sanofi shall execute all reasonable, necessary and proper documents and take such actions as shall be appropriate to allow IMDZ to institute and prosecute infringement actions under this Section 13.1(a).
(b)    In the event IMDZ elects not to, or does not, exercise its rights under Section 13.1(a) with respect to any alleged infringement within the Field of a Patent licensed to Sanofi under this Agreement within *** of receiving notice thereof, Sanofi shall have the right, but not the duty, to institute patent infringement actions against Third Parties with respect to any such alleged infringement. Sanofi shall take all such actions under this Section 13.1(b) in reasonable consultation with IMDZ and shall keep IMDZ apprised as to the status of any such infringement action Sanofi institutes. IMDZ shall execute all reasonable, necessary and proper documents and take such actions as shall be appropriate to allow Sanofi to institute and prosecute infringement actions under this Section 13.1(b).
(c)    The costs and expenses of bringing and maintaining any infringement action under Section 13.1(a) or Section 13.1(b) shall be ***. Any damages, settlements, accounts or profits

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or other financial compensation recovered from a Third Party based upon such suit, after deducting the actual Out-of-Pocket Expenses of Sanofi and IMDZ (including reasonable attorney’s fees) incurred in pursuing such suit (such net amount, the “Recovery”), will be ***
13.2    Infringement Actions by Third Parties.
(a)    Each Party shall notify the other Party promptly in writing of any claim of, or action for, infringement of any Patents owned or licensed by Third Parties which is threatened, made or brought against either Party by reason of either Party’s performance of its obligations under this Agreement or manufacture, use or sale of any Licensed Products in the Territory in the Field.
(b)    Except as provided in Section 13.1 in the event that such an action for infringement is commenced solely against a Party or both Parties jointly and/or any of their respective Affiliates or Sublicensees, as the case may be, with respect to any Licensed Product Developed and Commercialized by Sanofi, its Affiliates and/or Sublicensees, Sanofi shall defend such action at its own expense, and IMDZ hereby agrees to assist and cooperate with Sanofi to the extent reasonably necessary, provided that Sanofi shall ***.
(c)    The costs and expenses of defending any infringement action with respect to a Licensed Product Developed and Commercialized by Sanofi, its Affiliates, Sublicensees and/or Service Providers shall be ***.
(d)    During the pendency of any such action, Sanofi shall continue to pay all royalties due hereunder. Subject to Section 7.4, Sanofi shall be fully liable for the payment of any award for damages, or any amount due pursuant to any settlement entered into by Sanofi, to the extent that any such action pertains to a Licensed Product Developed and Commercialized by Sanofi and/or its Affiliates, Sublicensees or Service Providers.
(e)    ***.
(f)    Notwithstanding any provision of this Agreement to the contrary, Sanofi shall not, as a settlement or compromise of any claim by a Third Party that a Patent licensed to Sanofi hereunder is infringed, not infringed, invalid or unenforceable, grant any sublicense, covenant not to sue or agree to any similar arrangement, without the prior consent of IMDZ, which consent shall not be unreasonably withheld or delayed.

14.	INDEMNIFICATION AND INSURANCE
14.1    Indemnification of IMDZ. Sanofi will indemnify IMDZ and its Affiliates, and their respective directors, officers, and employees (each, an “IMDZ Indemnitee”), and defend and hold each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all claims, demands, lawsuits, or investigations by a Third Party (each a “Third Party Claim”) against an IMDZ Indemnitee, to the extent caused by or arising out of: (a) any breach by Sanofi of this Agreement; (b) the *** on the part of Sanofi, its Affiliates, or its or their Sublicensees or Service Providers in performing any activity contemplated by this Agreement; or (c) the Research,

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Development, ***, use, handling, storage, supply, Commercialization or other disposition of Licensed Products by Sanofi, its Affiliates or its/their Sublicensees or Service Providers.
14.2    Indemnification of Sanofi. IMDZ will indemnify Sanofi, its Affiliates, and their respective directors, officers, and employees (each, a “Sanofi Indemnitee”), and defend and hold each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against a Sanofi Indemnitee, to the extent caused by or arising out of: (a) any breach by IMDZ of this Agreement; (b) the *** on the part of IMDZ, its Affiliates, or its or their Sublicensees or Service Providers in performing any activity contemplated by this Agreement; or (c) from *** by IMDZ, its Affiliates, or its or their Service Providers, in each case, excluding any Losses to the extent Sanofi has an obligation to indemnify IMDZ and its Affiliates pursuant to Section 14.1.
14.3    Notice of Claim. All indemnification claims in respect of any Sanofi Indemnitee or IMDZ Indemnitee seeking indemnity under Sections 14.1 or 14.2 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by the corresponding Party (the “Indemnified Party”). The Indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses upon which such Indemnified Party intends to base a request for indemnification under Section 14.1 or 14.2, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). Together with the Indemnification Claim Notice, the Indemnified Party will furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.
14.4    Control of Defense. At its option, the Indemnifying Party may assume the defense of any Third Party Claim, subject to indemnification as provided for in Sections 14.1 or 14.2, by giving written notice to the Indemnified Party within *** after the Indemnifying Party’s receipt of an Indemnification Claim Notice. Upon assuming the defense of a Third Party Claim, the Indemnifying Party may select and appoint the lead legal counsel for the defense of the Third Party Claim. Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim, except as provided in Section 14.5.
14.5    Right to Participate in Defense. Without limiting Section 14.4, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 14.4 (in which case the Indemnified Party will control the defense).
14.6    Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in

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any manner, and as to which the Indemnifying Party has acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate. The Indemnifying Party will pay all amounts on behalf of the Indemnified Party at or prior to the time of the entry of judgment. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 14.4, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion). The Indemnifying Party that has assumed the defense of the Third Party Claim in accordance with Section 14.4 will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of such Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party Claim in accordance with Section 14.5.
14.7    Cooperation. If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with the defense of such Third Party Claim. Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party will reimburse the Indemnified Party for *** in connection with such cooperation.
14.8    Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
14.9    Insurance. During the Term, each Party will have and maintain such types and amounts of liability insurance, including self-insurance, as is normal and customary in the industry generally for similarly situated parties, and will upon request provide the other Party with a certificate of insurance in that regard, along with any amendments and revisions thereto.

15.	TERM; TERMINATION

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15.1    Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall expire as follows:
(a)    As to each Licensed Product in each country in the Territory, this Agreement shall expire, subject to the provisions of this Section 15.1, upon the expiration of all payment obligations arising under Section 7.3 of this Agreement with respect to such Licensed Product in such country.
(b)    This Agreement shall expire in its entirety, subject to the provisions of this Section 15.1, upon the expiration of the all payment obligations arising under Section 7.3 of this Agreement with respect to all Licensed Product in all countries in the Territory (the “Term”).
(c)    If the payment obligations arising under Section 7.3 ***.
(d)    If notwithstanding the expiration of all payment obligations arising under Section 7.3, a patent application is pending that would, if issued, constitute a Valid Claim resulting in a payment obligation under Section 7.3, then the Term shall continue for so long as such patent application is pending, or the patent application is finally abandoned or rejected and no further appeal exists.
15.2    Effect of Expiration. Following the expiration of this Agreement with respect to a Licensed Product in a country in the Territory pursuant to Section 15.1(a), Sanofi shall have the royalty-free, perpetual right to make, have made, import, export, use, have used, market, offer for sale and sell such Licensed Products in the Field such country. Following the expiration of the Term pursuant to Section 15.1(b), Sanofi shall have the royalty-free, perpetual right to make, have made, import, export, use, have used, market, offer for sale and sell all Licensed Products in the Field in all countries in the Territory.
15.3    Termination by Either Party. Each Party shall have the right to terminate this Agreement, upon notice to the other Party, in the event that:
(a)    the other Party shall have: (i) voluntarily commenced any proceeding or filed any petition seeking relief under the bankruptcy, insolvency or other similar laws of any jurisdiction, (ii) applied for, or consented to, the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for it or for all or substantially all of its property, (iii) filed an answer admitting the material allegations of a petition filed against or in respect of it in any such proceeding, (iv) made a general assignment for the benefit of creditors of all or substantially all of its assets, (v) admitted in writing its inability to pay all or substantially all of its debts as they become due, or (vi) taken corporate action for the purpose of effecting any of the foregoing; or
(b)    an involuntary proceeding shall have been commenced, or any involuntary petition shall have been filed, in a court of competent jurisdiction seeking: (i) relief in respect of the other Party, or of its property, under the bankruptcy, insolvency or similar laws of any jurisdiction, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for such other Party or for all or substantially all of its property, or (iii) the winding-up or liquidation of such other Party, and, in each case, such proceeding or petition shall have

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continued undismissed for sixty (60) days, or an order or decree approving or ordering any of the foregoing shall have continued unstayed, unappealed and in effect for thirty (30) days.
15.4    Termination by Sanofi.
(a)    Sanofi shall have the right to terminate this Agreement, upon notice to IMDZ, in the event IMDZ defaults with respect to any of its material obligations under this Agreement and does not cure such default within *** after the receipt of a notice from Sanofi specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such *** period, if IMDZ does not commence and diligently continue actions to cure same during such *** period). Any termination pursuant to this Section 15.4(a) shall be without prejudice to any of Sanofi’s other rights under this Agreement, and in addition to any other remedies available to it at law or in equity.
(b)    Notwithstanding any other provision of this Agreement, Sanofi shall have the right to terminate this Agreement, in its entirety at any time upon six (6) months written notice to IMDZ.
15.5    Termination by IMDZ.
(a)    IMDZ may terminate this Agreement, upon written notice to Sanofi, if Sanofi voluntarily on its own behalf (other than in response to a prior claim of infringement by IDRI, IMDZ or any of their Affiliates or licensees against Sanofi or any of its Sublicensees) institutes against IMDZ or IDRI a lawsuit or proceeding in a court or before another tribunal of competent jurisdiction in the nature of a Patent Challenge with respect to any Patent included in the IMDZ Licensed Technology. In addition, if a Sublicensee of Sanofi brings a Patent Challenge against IMDZ or IDRI with respect to any Patent included in the IMDZ Licensed Technology (other than in response to a prior claim of infringement by IDRI, IMDZ or any of their Affiliates or licensees against Sanofi or any of its Sublicensees), then IMDZ may send a written demand to Sanofi to terminate such sublicense. If Sanofi fails to so terminate such sublicense within *** after IMDZ’s demand, IMDZ may immediately terminate this Agreement and/or the licenses granted hereunder.

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(b)    IMDZ may terminate this Agreement, upon written notice to Sanofi, in the event that Sanofi defaults with respect to any of its material obligations under Section 6.1 of this Agreement and does not cure such default within *** after the receipt of a notice from IMDZ specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such *** period, if Sanofi does not commence and diligently continue actions to cure same during such *** period); provided, however, that if any such default is limited to Sanofi’s obligations with respect to a particular Licensed Product and/or a particular country in the Territory, then any termination of this Agreement by IMDZ pursuant to this Section 15.5(b) due to such default shall be limited to Sanofi’s rights under this Agreement with respect to such Licensed Product and/or country and all of Sanofi’s other rights and licenses hereunder shall continue pursuant to the terms of this Agreement. Any termination pursuant to this Section 15.5(b) shall be without prejudice to any of IMDZ’s other rights under this Agreement, and in addition to any other remedies available to it by law or in equity.
(c)    Additionally, without limiting any other right of IMDZ, IMDZ may terminate this Agreement, upon *** prior written notice if, ***, Sanofi, subject to the Force Majeure provisions of Article 16, *** Development of *** Licensed Products for *** due to ***; provided, that Sanofi does not (x) within such *** period, provide IMDZ with ***, and (y) within *** from the date of the ***; provided, further, *** within *** from the date such *** shall entitle IMDZ to terminate this Agreement upon written notice with immediate effect.
15.6    Effect of Termination. Subject to Section 15.7, if this Agreement is terminated, either in its entirety or in a particular country, by either Party, in addition to any other remedies available at law or in equity:
(a)    all licenses and rights granted by IMDZ to Sanofi under this Agreement in the IMDZ Licensed Technology, either in their entirety or with respect to the terminated country, shall terminate;
(b)    Sanofi shall promptly, at its own expense, (i) pay to IMDZ all outstanding costs and expenses, if any, accrued pursuant to this Agreement prior to termination; and (ii) at Sanofi’s expense, return to IMDZ all relevant records and materials, either in the Territory or with respect to the terminated countries, in Sanofi’s possession or control containing IMDZ’s Confidential Information (provided that Sanofi may keep one (1) copy of such Confidential Information for archival purposes only); provided, however, that if this Agreement is terminated by Sanofi pursuant to Section 15.3 such transfer shall be at IMDZ’s expense; and
(c)    IMDZ shall promptly, at its own expense, return to Sanofi all relevant records and materials in IMDZ’s possession or control containing Sanofi’s Confidential Information (provided that IMDZ may keep one (1) copy of such Confidential Information for archival purposes only); provided, however, that, if this Agreement is terminated by IMDZ pursuant to Section 15.3(a), 15.3(b), 15.5(a), 15.5(b) or 15.5(c), such transfer shall be at Sanofi’s expense.

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15.7    ***. If this Agreement is terminated in its entirety or in a particular country by Sanofi pursuant to Section 15.4(b), or by IMDZ pursuant to Section 15.3 or Section 15.5, then IMDZ shall have *** to notify Sanofi in writing that it wishes to ***. After receiving a ***, Sanofi shall promptly:

(i)	transfer to IMDZ (or its designee) or provide copies of *** that relate to Licensed Products, either in the Territory or with respect to the terminated country;

(ii)	provide IMDZ (or its designee) with all information regarding, ***;

(iii)	***;

(iv)	to the extent Sanofi owns or holds any right, title and interest in any ***; and

(v)	***.
(b)    ***.

(i)	Subsequent to any ***:

***	***
***	***%
***	***%
***	***%

(ii)	Notwithstanding the foregoing, IMDZ’s obligation to ***.
(c)    ***.
Subsequent to ***:

***	***
***	***
***	***
***	***

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15.8    Accrued Rights, Surviving Obligations.
(a)    Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.
(b)    Termination, relinquishment or expiration of this Agreement shall not terminate each Party’s obligation to pay all royalties, milestone payments and other monetary obligations that may have accrued hereunder prior to such termination. In addition to the termination and expiration consequences set forth in this Article 15, all of the Parties’ rights and obligations under Sections 1, 7.3(b) (to the extent that IMDZ initiates a *** in accordance with Section 15.7), 8 (for amounts owed or already paid, including for amounts owed but not yet paid), 12, 14, 15, 16, and 17, shall survive termination, relinquishment or expiration hereof. In addition to the foregoing, and any licenses granted prior to termination or expiration of this Agreement under Sections 2.6(a) and 2.6(d), shall survive the termination, relinquishment or expiration hereof.

16.	FORCE MAJEURE
Neither Party shall be held liable or responsible to the other Party nor be deemed to be in default under or in breach of any provision of this Agreement for failure or delay in fulfilling or performing any obligation under this Agreement when such failure or delay is due to Force Majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, “Force Majeure shall be defined as causes beyond the control of the Party, including, without limitation, acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In such event IMDZ or Sanofi, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled and for thirty (30) days thereafter. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any Force Majeure.

17.	MISCELLANEOUS
17.1    Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employment or joint venture relationship between the Parties. Neither Party shall be entitled to, or shall, incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.
17.2    Assignment.
(a)    Either Party shall be entitled to assign or otherwise transfer this Agreement to any of its Affiliates upon sixty (60) days prior written notice to the other Party; provided, that

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the assigning Party shall remain obligated to the other Party for the performance of its Affiliate under this Agreement.
(b)    Either Party may assign this Agreement in whole or in part, including as to a specific Licensed Product, to *** in connection with ***, or ***, at any time within ***.
(c)    Except as provided in Sections 17.2(a) and (b), neither Party shall be entitled to assign, by operation of law or otherwise, its rights hereunder without the express written consent of the other Party.
17.3    Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE PRACTICE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY DISCLAIMS ANY WARRANTIES WITH RESPECT TO: (A) THE SUCCESS OF ANY STUDY COMMENCED UNDER THIS AGREEMENT, (B) THE SAFETY OR USEFULNESS FOR ANY PURPOSE OF THE INTELLECTUAL PROPERTY LICENSED UNDER THIS AGREEMENT; AND (C) THE VALIDITY, ENFORCEABILITY, OR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS IT PROVIDES OR LICENSES TO THE OTHER PARTY UNDER THIS AGREEMENT.
17.4    Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and take all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
17.5    Notice. Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

(i)	In the case of Sanofi, to: Sanofi 54 rue La Boétie 75008 Paris, FRANCE Attention: General Counsel Facsimile No.: +33 1 53 77 43 03

(ii)	In the case of IMDZ, to: Immune Design Corp.
1616 Eastlake Ave. E, Suite 310
Seattle, Washington 98102
United States of America
Attn: Legal Department

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Facsimile: +1 206-682-0648
with a copy (which shall not constitute notice) to:
Immune Design Corp.
601 Gateway Boulevard, Suite 1020
South San Francisco, California 94080
United States of America
Attn: Stephen R. Brady
Facsimile: +1 855-373-3173

Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
United States of America
Attn: Asher M. Rubin
Facsimile: +1 410-659-2701

or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon actual receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the fifth (5th) Business Day after such notice or request was deposited with the postal service in the country of mailing.
17.6    Use of Name. Except as otherwise provided herein, including Section 17.7, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name or trademark of the other Party (including, without limitation, any Trademark) for any purpose in connection with the performance of this Agreement.
17.7    Public Announcements.
(a)    Except as required by law (including, without limitation, the applicable disclosure requirements of any relevant regulatory authority or stock exchange) and as permitted by Section 12.2, IMDZ shall not make any public announcement concerning *** without the prior written consent of Sanofi, which shall not be unreasonably withheld, conditioned or delayed. It shall not be unreasonable for Sanofi to withhold consent with respect to any public announcement containing any of Sanofi’s Confidential Information. Subject to the foregoing, in the event of any required or proposed public announcement by IMDZ, ***.
(b)    Following Sanofi’s consent to or approval of the public announcement of any information pursuant to this Section 17.7, IMDZ shall be entitled to make subsequent public announcements of such information without renewed compliance with this Section 17.7, unless the scope and/or duration of such consent or approval is expressly limited.

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(c)    Notwithstanding anything in this Section 17.7 to the contrary, upon execution of this Agreement by both Parties, the Parties will jointly issue the press release attached as Exhibit H to the Supplemental Information Package.
17.8    Publications. Neither Party shall publish and/or make scientific presentations (or allow any Third Party to make any publication or presentation on its behalf), the subject matter of which relates to or concerns the Licensed Products, the IMDZ Licensed Technology exclusively within the Field, the Sanofi Technology or any activities either Party may perform pursuant to this Agreement unless such Party complies in all respects with the provisions of this Section 17.8. The Party proposing to publish or make a presentation shall deliver to the other Party copies of all articles and papers to be published, and reasonably detailed abstracts of presentations to be made, concerning such subject matter at least *** prior to the anticipated submission or presentation date thereof. The other Party shall have *** after receipt of said copies to approve such proposed publication or presentation or to object to such proposed publication or presentation because ***. In the event that the reviewing Party makes such objection, the Party proposing to publish or make a scientific presentation shall (a) to the extent the proposed scientific publication or presentation discloses ***, and (b) in the event that any proposed scientific publication or presentation discloses ***. Proper acknowledgement will be made for the ownership of each Party’s intellectual property that is the subject of the publication or presentation, and the contributions, if any, of each Party to the research results or other information and material being published. For the avoidance of doubt, investor, partnering or similar presentations shall not be deemed to be publications under this Section 17.8, but instead are to be addressed under Section 17.7.
17.9    Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.
17.10    Compliance with Export Laws. Nothing in this Agreement shall be deemed to permit a Party to export, re-export or otherwise transfer any Licensed Product sold under this Agreement without compliance with Applicable Law.
17.11    Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
17.12    Amendment. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.
17.13    Governing Law; Dispute Resolution.
(a)    This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with

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the laws of ***, without giving effect to any principles, statutory provisions or other rules of choice of law that would require the application of the laws of a different country.
(b)    The Parties will try to settle their differences amicably between themselves. If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party will, before initiating any proceedings pursuant to Section 17.13(c), notify the other Party in writing of such Dispute. If the Parties are unable to resolve the Dispute within *** of receipt of the written notice by the other Party, such dispute will be referred to the Chief Executive Officer of IMDZ, or his designee, and the Executive Vice President of R&D of Sanofi’s ultimate parent company, or his designee, who will meet in person at least once and use their good faith efforts to resolve the Dispute within *** after such referral.
(c)    If a Dispute is not resolved as provided in the preceding Section 17.13(b), whether before or after termination of this Agreement, the Parties hereby agree that such Dispute will be resolved by final and binding arbitration conducted in accordance with the terms of this Section 17.13(c). The arbitration will be held in *** according to the ***. The arbitration will be conducted by a panel of *** arbitrators with significant experience in the pharmaceutical industry, unless otherwise agreed by the Parties, appointed in accordance with applicable *** rules. Any arbitration herewith will be conducted in the English language to the maximum extent possible. The arbitrators will be instructed not to award any punitive or special damages and will render a written decision no later than *** following the selection of the arbitrators, including a basis for any damages awarded and a statement of how the damages were calculated. Any award will be promptly paid in United States dollars free of any tax, deduction or offset. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 17.13(c). With respect to money damages, except as set forth in Section 17.14, nothing contained herein will be construed to permit the arbitrator or any court or any other forum to award punitive or exemplary damages. By entering into this agreement to arbitrate, the Parties expressly waive any claim for punitive or exemplary damages. Each Party will pay its legal fees and costs related to the arbitration (including witness and expert fees). Judgment on the award so rendered will be final and may be entered in any court having jurisdiction thereof.
(d)    Nothing in this Section 17.13 will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.
17.14    No Consequential Damages. EXCEPT WITH RESPECT TO BREACHES OF ARTICLE 12, THE PARTIES’ INDEMNIFICATION OBLIGATIONS HEREUNDER AND A PARTY’S GROSS NEGLIGENCE AND WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES OR SUBLICENSEES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES OR SUBLICENSEES FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES,

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WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH OR OTHER DAMAGES.
17.15    Entire Agreement.
(a)    Subject to 17.15(b), this Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the Effective Date in writing and signed by a proper and duly authorized officer or representative of the Party to be bound thereby. Without limiting the generality of the foregoing, the terms and conditions of this Agreement shall supersede the terms and conditions of any confidentiality, non-disclosure or similar such agreement that the Parties may have executed prior to the Effective Date.
(b)    At or around the same time of the execution of this Agreement, the Parties may also enter into *** (as amended, the “*** Agreement”), wherein the “Field” (as defined therein, the “*** Field”) is different than the Field. The Parties acknowledge and agree that any restrictions in this Agreement placed on Sanofi, its Affiliates and Sublicensees outside of the Field, or otherwise, shall not apply to, or any way restrict the rights of Sanofi under the *** Agreement in the *** Field. Furthermore, so long as the *** Agreement is in full force and effect, any rights or other benefits outside of the Field granted, bestowed, reverted, or otherwise obtained by IMDZ under this Agreement shall not be interpreted to provide IMDZ such rights within the *** Field.
17.16    Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.
17.17    Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.
17.18    Counterparts. This Agreement may be executed simultaneously in two counterparts, any one of which need not contain the signature of more than one Party, but both such counterparts taken together shall constitute one and the same agreement.
* * *

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.
IMMUNE DESIGN CORP.

By: /s/ Carlos V Paya

Name: Carlos V Paya

Title: President & CEO

AVENTIS INC.

By: /s/ Edgar B. Grass

Name: Edgar B. Grass

Title: Vice President, Treasurer

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List of Exhibits to Supplemental Information Package

Exhibit A     ***
Exhibit B    IDRI AND IMDZ LICENSED PATENTS
Exhibit C    PATENT FILING COUNTRY LIST
Exhibit D    IDRI LICENSE AGREEMENT
Exhibit E    SAFETY DATA
Exhibit F    ***
Exhibit G    ***
Exhibit H    JOINT PRESS RELEASE

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CONFIDENTIAL – EXECUTION COPY

SUPPLEMENTAL INFORMATION PACKAGE

This SUPPLEMENTAL INFORMATION PACKAGE (this “SIP”) is delivered on August 6, 2014 in connection with the License Agreement, dated as of August 6, 2014 (the “Agreement”), between IMMUNE DESIGN CORP., a company duly organized and existing under the laws of the State of Delaware, with a principal place of business at 601 Gateway Blvd., Suite 1020, South San Francisco, California, United States of America, for and on behalf of itself and its Affiliates (“IMDZ”), and Aventis Inc., a corporation organized and existing under the laws of Pennsylvania, having offices at 55 Corporate Drive in Bridgewater, New Jersey 08807, for and on behalf of itself and its affiliates (“Sanofì”). Capitalized terms used in this SIP without definition shall have the meanings given those terms in the Agreement.

IMDZ and Sanofì hereby acknowledge and agree that the exhibits attached to this SIP are the exhibits referenced in the Agreement as being attached to the SIP and shall be governed by the Agreement.

IN WITNESS WHEREOF, each of the Parties has caused this SIP to be executed by its duly authorized officer as of the day and year first above written.

IMMUNE DESIGN CORP.

By: /s/ Carlos V Paya

Name: Carlos V Paya

Title: President & CEO

AVENTIS INC.

By: /s/ Edgar B. Grass

Name: Edgar B. Grass

Title: Vice President, Treasurer

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EXHIBIT A
***

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EXHIBIT B
IDRI LICENSED PATENTS

***

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EXHIBIT C
PATENT COUNTRY LIST

***

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EXHIBIT D
IDRI LICENSE AGREEMENT

See attached.

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[Please see Exhibit 10.15 filed with the Company’s Registration Statement on Form S-1 (File No. 333-196979), as filed with the Securities and Exchange Commission on June 23, 2014, which agreement was granted confidential treatment by the Securities and Exchange Commission on July 28, 2014.]

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EXHIBIT E
SAFETY DATA

***

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EXHIBIT F

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JOINT PRESS RELEASE

See attached.

Sanofi Licenses Immune Design's GLAAS Platform to Explore Novel Approach to Treat Food Allergy
CAMBRIDGE, Mass. and SEATTLE and SOUTH SAN FRANCISCO, Calif., Aug. 7, 2014 (GLOBE NEWSWIRE) -- Sanofi (EURONEXT:SAN) (NYSE:SNY) and Immune Design (Nasdaq:IMDZ), a clinical-stage immunotherapy company, today announced that they have entered into a licensing agreement for use of Immune Design's GLAASTM discovery platform to develop therapeutic agents to treat a selected food allergy.
The incidence of food allergies is increasing worldwide in both developed and undeveloped countries, and especially in children.1 Globally, experts believe 220-250 million people may suffer from food allergies.2,3 In the United States alone, as many as 15 million people have food allergies,4 with allergic reactions resulting in an emergency room visit every three minutes and averaging more than 200,000 emergency room visits per year.5
"This is an exciting time in the area of immunology research, and our relationship with Immune Design is a great example of how Sanofi has changed our approach to R&D," said Kurt Stoeckli, vice president and head of Global Bio Therapeutics Organization, Sanofi. "With this partnership, we are able to tap into breakthrough science that holds great potential to transform how food allergies are treated, and the lives of those people affected. This kind of innovation is central to our new approach."
Under terms of the agreement, Immune Design has granted Sanofi an exclusive license to discover, develop and commercialize products to treat a selected food allergy. The company has received an undisclosed upfront payment and will be eligible to receive development and commercialization milestones totaling US $168 million, as well as tiered royalties on sales of approved products.
"Our fourth agreement for the use of the GLAAS platform further demonstrates the broad applicability of this approach not only in cancer and infectious diseases, but now in allergic diseases as well," said Stephen Brady, chief business officer at Immune Design. "Due to the immune dysfunction leading to allergic diseases, GLAAS' mechanism of action is well suited to correct the imbalance, allowing for the potential of new therapeutics in the targeted indication that currently uses century-old technologies. We are pleased that Sanofi has decided to develop products for this often life-threatening and growing food allergy."
Under an existing collaborative research arrangement, Sanofi and Immune Design have generated a large set of preclinical data demonstrating that certain formulations within GLAAS, when given

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prophylactically or therapeutically, can shift the immune responses in a way that may result in significant protection and reduction from allergy symptoms.
About Sanofi
Sanofi, an integrated global healthcare leader, discovers, develops and distributes therapeutic solutions focused on patients' needs. Sanofi has core strengths in the field of healthcare with seven growth platforms: diabetes solutions, human vaccines, innovative drugs, and consumer healthcare, emerging markets, animal health and the new Genzyme. Sanofi is listed in Paris (EURONEXT:SAN) and in New York (NYSE:SNY).
About GLAAS
Immune Design's GLAAS platform works in vivo and is based on a small synthetic molecule called GLA, which stands for glucopyranosyl lipid adjuvant. GLA selectively binds to the TLR4 receptor and causes potent activation of dendritic cells (DCs) leading to the production of cytokines and chemokines that drive a Th1-type immune response. When GLA is accompanied by an antigen and injected into a patient, the combination is taken up by DCs and leads to the production and expansion of immune cells called CD4 T helper lymphocytes with a Th1 phenotype. These CD4 T cells play a key role in boosting pre-existing CTLs that are specific to the same antigen; and providing help to other immune cells, including B lymphocytes that are the precursor to antibodies, and natural killer cells that are also important in the overall immune response. Immune Design believes that GLAAS product candidates have the potential to target multiple types of cancer, as well as infectious, allergic and autoimmune diseases. GLAAS-based product candidates have now been evaluated in over 1000 subjects in Phase 1 and Phase 2 trials demonstrating an acceptable safety profile and efficacy.
About Immune Design
Immune Design (Nasdaq:IMDZ) is a clinical-stage immunotherapy company employing next-generation in vivo approaches to enable the body's immune system to fight disease. The company's technologies are engineered to activate the immune system's natural ability to create tumor-specific cytotoxic T cells, while enhancing other immune effectors, to fight cancer and other chronic diseases. Immune Design's three on-going Immuno-oncology clinical programs are the product of its two synergistic discovery platforms: DCVexTMand GLAASTM, the fundamental technologies of which were licensed from the California Institute of Technology and the Infectious Disease Research Institute, respectively. Immune Design has offices in Seattle, Washington and South San Francisco, California. For more information, visit www.immunedesign.com.
Sanofi Forward-Looking Statements
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These statements include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words "expects", "anticipates", "believes", "intends", "estimates", "plans" and similar expressions. Although Sanofi's management believes that the

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expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of Sanofi, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, the uncertainties inherent in research and development, future clinical data and analysis, including post marketing, decisions by regulatory authorities, such as the FDA or the EMA, regarding whether and when to approve any drug, device or biological application that may be filed for any such product candidates as well as their decisions regarding labelling and other matters that could affect the availability or commercial potential of such product candidates, the absence of guarantee that the product candidates if approved will be commercially successful, the future approval and commercial success of therapeutic alternatives, the Group's ability to benefit from external growth opportunities, trends in exchange rates and prevailing interest rates, the impact of cost containment policies and subsequent changes thereto, the average number of shares outstanding as well as those discussed or identified in the public filings with the SEC and the AMF made by Sanofi, including those listed under "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements" in Sanofi's annual report on Form 20-F for the year ended December 31, 2013. Other than as required by applicable law, Sanofi does not undertake any obligation to update or revise any forward-looking information or statements.
Immune Design Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend", "believe" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Immune Design's expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this press release include statements regarding the receipt of milestone and royalty payments, the potential to develop new therapeutics and the potential of any future products to prevent and reduce allergy symptoms. Factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this press release are discussed in Immune Design's filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" contained therein. Except as required by law, Immune Design assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.
References
1. "Food Allergy - A Rising Global Health Problem," World Allergy Week 2013. 8-14 April 2013. http://www.worldallergy.org/UserFiles/file/WorldAllergyWeek2013final.pdf. Accessed online, July 28, 2014.
2. Mills EN, Mackie AR, Burny P, Beyer K, Frewer L et al. "The prevalence, cost and basis of food allergy across Europe." Allergy 2007; 62:717-722.

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3. Fiocchi A, Sampson HA. "Food Allergy", Section 2.5, in WAO White Book on Allergy, Pawankar R, Canonica GW, Holgate ST, and Lockey RF, editors (Milwaukee, Wisconsin: World Allergy Organization, 2011), pp. 47-53.
4. National Institute of Allergy and Infectious Diseases, National Institutes of Health. Report of the NIH Expert Panel on Food Allergy Research. 2006. Accessed online, July 25, 2014. http://www.niaid.nih.gov/topics/foodallergy/research/pages/reportfoodallergy.aspx
5. Clark S, Espinola J, Rudders SA, Banerji, A, Camargo CA. Frequency of US emergency department visits for food-related acute allergic reactions. J Allergy ClinImmunol. 2011; 127(3):682-683.
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CONTACT:     Amy BA, Ph.D.

        Sanofi Global R&D Communications

        Amy.Ba@sanofi.com

        Tel: 646-207-4935

        Julie Rathbun

        Rathbun Communications (Immune Design)

julie@rathbuncomm.com

Tel: 206-769-9219

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